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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 23, 2004



                          COMMISSION FILE NO.: 0-26823



                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE
(STATE OR OTHER JURISDICTION OF                           73-1564280
 INCORPORATION OR ORGANIZATION)               (IRS EMPLOYER IDENTIFICATION NO.)




           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

              99.1 Alliance Resource Partners, L.P. press release dated as of April 23, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein is being furnished under Item 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On April 23, 2004, Alliance Resource Partners, L.P. (the "Partnership") announced via press release its earnings and operating results for the first quarter of 2004. A copy of the Partnership's press release is attached hereto as
Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         ALLIANCE RESOURCE PARTNERS, L.P.


By:      Alliance Resource Management GP, LLC,
         its managing general partner


By:      /s/ Joseph W. Craft III
         -------------------------------------
         Joseph W. Craft III
         President and Chief Executive Officer


Date: April 23, 2004

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                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

*99.1 Alliance Resource Partners, L.P. press release dated as of April 23, 2004.


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* Filed herewith.